Supplement dated September 16, 2011
to the Class J Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, June 16, 2011, July 20, 2011 and August 29, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MIDCAP GROWTH FUND

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:

· Katerina Wasserman (since 2010), Senior Vice President, Co-Portfolio Manager

MIDCAP VALUE FUND III

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Principal Global Investors, LLC, insert the following:· Joel Fortney (since 2011), Portfolio Manager

SMALLCAP GROWTH FUND

On September 13, 2011, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SmallCap Growth Fund by the SmallCap Blend Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Growth Fund tentatively scheduled for February 6, 2012. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Growth Fund in December 2011. If shareholders approve this proposal, the acquisition is expected to occur on or about February 17, 2012.

SMALLCAP VALUE FUND

On September 13, 2011, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SmallCap Value Fund by the SmallCap Blend Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Value Fund tentatively scheduled for February 6, 2012. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Value Fund in December 2011. If shareholders approve this proposal, the acquisition is expected to occur on or about February 17, 2012.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Columbus Circle Investors, delete the paragraph that begins “For the MidCap Growth Fund,” and substitute: For the MidCap Growth Fund, Clifford G. Fox is the lead portfolio manager and Michael Iacono and Katerina Wasserman are the co-portfolio managers. Mr. Fox has the final decision making authority, but Mr. Iacono and Ms. Wasserman have the authority to execute trades in Mr. Fox’s absence.

In the section for Principal Global Investors, LLC, make the following change: Add:

Joel Fortney has been with PGI since 2001. He earned a bachelor's degree in Finance from the University of Iowa. Mr. Fortney has earned the right to use the Chartered Financial Analyst designation.

PURCHASE OF FUND SHARES

Delete the second bullet under this heading and insert “and” at the end of the first bulleted item.

TAX CONSIDERATIONS

Delete the paragraph in this section that begins “Any gain resulting from the sale” and substitute:

Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

THE COSTS OF INVESTING

One-Time Fees

Effective September 12, 2011, add the following to the bulleted list that follows: “The CDSC is waived on shares:”

  that were redeemed in conjunction with Principal Life Insurance Company’s transition out of the health savings account (“HSA”) custodian business;

Ongoing Fees

Effective November 1, 2011, delete the third bullet under this heading and substitute:

  Other Expenses - A portion of expenses that are allocated to all classes of the Fund. An example includes a Transfer Agent Fee (Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. Effective November 1, 2011, PSS will provide these services at a rate that includes profit). Also, Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.